SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS VARIABLE SERIES II DWS Alternative Asset Allocation Plus VIP

The following information supplements the existing disclosure contained under the ”Subadvisor” sub–heading of the ”MANAGEMENT” section of the fund’s prospectuses:

Subadvisor
QS Investors, LLC (QS Investors)

The following information replaces the existing disclosure contained under the ”Portfolio Manager(s)” sub–heading of the ”MANAGEMENT” section of the fund’s prospectuses:

Robert Wang, Head of Portfolio Management and Trading, QS Investors. Joined the fund in 2009.

Inna Okounkova, Head of Strategic Asset Allocation Portfolio Management, QS Investors. Joined the fund in 2009.

The following information replaces the existing disclosure contained under the ”MANAGEMENT” sub-heading of the ”FUND DETAILS” section of the fund’s prospectuses:

Portfolio Manager(s)

Robert Wang, Head of Portfolio Management and Trading, QS Investors. Joined the fund in 2009.

•	Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.

•	BS, The Wharton School, University of Pennsylvania.

Inna Okounkova, Head of Strategic Asset Allocation Portfolio Management, QS Investors. Joined the fund in 2009.

•	Joined QS Investors in 2010 after 11 years with Deutsche Asset Management as a quantitative analyst, portfolio manager and Head of Strategic Asset Allocation Portfolio Management.

•	MS, Moscow State University; MBA, University of Chicago — Graduate School of Business.

Please Retain This Supplement for Future Reference.

February 18, 2011
PROSTKR-45